UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 27, 2020
DiamondRock Hospitality Company
(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Bethesda Metro Center, Suite 1400
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code): (240) 744-1150
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DRH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2020, the Board of Directors (the “Board”) of DiamondRock Hospitality Company (the “Company”) appointed Mr. Michael A. Hartmeier to the Board, effective October 1, 2020. Mr. Hartmeier was also appointed as a member of each of the Audit, Compensation and Nominating & Corporate Governance Committees effective October 1, 2020.

Mr. Hartmeier is the former Group Head of Lodging, Gaming and Leisure Investment Banking at Barclays. His prior roles include group head positions in hospitality and gaming for Lehman Brothers and Credit Suisse First Boston. Mr. Hartmeier has completed over $125 billion in financing and advisory assignments during his 25 years as an investment banker. Mr. Hartmeier received his Masters of Business Administration from Harvard Business School and a B.A. in Economics-Business from the University of California Los Angeles (“UCLA”). While at UCLA, he was awarded the Pacific-10 Conference Medal. He is a Certified Public Accountant (non-practicing) and began his career as an auditor at Price Waterhouse.

Effective on October 1, 2020, Mr. Hartmeier will become eligible to receive the standard compensation provided by the Company to its other non-employee directors. Additionally, in connection with Mr. Hartmeier’s appointment to the Board, the Company and Mr. Hartmeier will enter into an indemnification agreement in substantially the same form as the Company has entered into with each of the members of the existing Board. Mr. Hartmeier is not a party to any arrangement or understanding with any person pursuant to which he was appointed as a member of the Board, nor is he a party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

ITEM 7.01.  Regulation FD Disclosure.

On August 31, 2020, the Company announced that Mr. Hartmeier had been appointed to the Company’s Board of Directors, effective October 1, 2020. A copy of that press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated by reference herein. The press release has also been posted in the investor relations/press releases section of the Company’s website at www.drhc.com.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

ITEM 8.01. Other Events.

On August 27, 2020, the Company entered into several agreements with Marriott International, Inc. (“Marriott”) that provide for the following:

•	The Marriott management agreements (and related agreements) for the following five hotels were terminated, and the Company entered into new Marriott franchise agreements as follows:

Hotel	Effective Date	Franchise Term	Franchise Fees
Atlanta Marriott Alpharetta	September 8, 2020	20 Years with one 10-year renewal term at Marriott’s option	6% of rooms revenue and 3% of food and beverage revenue
Salt Lake City Marriott Downtown	September 2, 2020	20 Years with one 10-year renewal term at Marriott’s option	6% of rooms revenue and 3% of food and beverage revenue
The Lodge at Sonoma Resort & Spa	August 31, 2020	December 31, 2035	5% of rooms revenue
Charleston Historic District Renaissance	September 22, 2020	December 31, 2031	5% of rooms revenue
Courtyard Manhattan/Fifth Avenue	September 30, 2020	December 28, 2035	6% of rooms revenue

The term of each of the new franchise agreements is generally equivalent to the term remaining under each of the management agreements that are being terminated, including Marriott’s extension options. Additionally, the Company and Marriott agreed upon a renovation scope and timeline for the Atlanta Marriott Alpharetta, Salt Lake City Marriott Downtown, and Courtyard Manhattan/Fifth Avenue that will occur on a staggered basis over several years starting in 2022.

•
The Company entered into a new franchise agreement for the Vail Marriott Mountain Resort & Spa to convert the brand to a Luxury Collection Hotel. The new franchise agreement has a term of 20 years, and the brand conversion will be effective upon the completion of an agreed-upon renovation. The franchise fees ramp up for the first two years to stabilize in the third year at the standard fees of 5% of rooms revenue and 2% of food and beverage revenue thereafter.

•
The franchise agreement for the Lexington Hotel New York has been amended to provide the Company with a right to terminate such agreement on or after April 2, 2021, subject to the payment of unamortized key money as of the date of termination and payment of a termination fee.

•
The franchise agreements for the JW Marriott Denver Cherry Creek, Westin Washington D.C. and Westin San Diego have been amended to extend the term of each agreement by 10 years. The amended franchise agreement for the JW Marriott Denver Cherry Creek provides the Company an option to convert the hotel to a Luxury Collection Hotel, subject to the completion of a property improvement plan.

ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are included with this report:

Exhibit No.	Description

99.1	Press Release dated August 31, 2020
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: August 31, 2020	By:	/s/ Briony R. Quinn
Briony R. Quinn
Senior Vice President and Treasurer